Exhibit 10.17
FIRST AMENDMENT AND AGREEMENT
     This FIRST AMENDMENT AND AGREEMENT is made as of the 24th day of March, 2006, by and among BANK OF AMERICA, N.A., a national banking association, successor by merger and by assignment to FLEET PRECIOUS METALS INC., with offices at 111 Westminster Street, Providence, Rhode Island 02903 (“BANA”); TECHNITROL, INC., a Pennsylvania corporation with offices at 1210 Northbrook Drive, Suite 470, Trevose, Pennsylvania 19053 (“Technitrol”) and AMI DODUCO, INC., a Pennsylvania corporation with offices at Murray Corporate Park, 1003 Corporate Drive, Export, Pennsylvania 15632 (“AMI”) (Technitrol and AMI are sometimes hereinafter individually and collectively referred to as “Customer”).
W I T N E S S E T H :
     WHEREAS, BANA and Customer are parties to a certain Amended and Restated Consignment Agreement dated July 29, 2005 (as may be amended from time to time, the “Consignment Agreement”), pursuant to which BANA has agreed to consign certain commodities to Customer upon the terms and conditions specified therein; and
     WHEREAS, the parties desire to amend the Consignment Agreement as hereinafter provided; and
     WHEREAS, capitalized terms not otherwise defined herein shall have the meanings set forth in the Consignment Agreement.
     NOW THEREFORE, for value received and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Consignment Agreement as follows:
     1. All references in the Consignment Agreement to “Fleet Precious Metals, Inc.” are hereby amended to read “Bank of America, N.A., a national banking association”. All references in the Consignment Agreement to “Consignor” are hereby amended to read “BANA”, and the term “BANA” as used herein and therein shall mean “Bank of America, N. A., a national banking association.” Any conforming changes necessitated by the foregoing amendment are deemed to have been made.
     2. The fourth sentence of Section 1(a) of the Consignment Agreement is hereby amended in its entirety to read as follows:
At no time shall the value of consigned commodities exceed: (i) $50,000,000; (ii) such limit as the parties may agree upon; or (iii) such limit as BANA may approve in its sole discretion (the “Consignment Limit”).

     3. Section 9(e) of the Consignment Agreement is hereby amended in its entirety to read as follows:
(e)	the occurrence of any Event of Default as defined in that certain Credit Agreement dated as of October 14, 2005 (the “Credit Agreement”) by and among Customer, certain Subsidiaries of the Customer (as defined in the Credit Agreement), BANA as Administrative Agent, Swing Line Lender and L/C Issuer, BANK OF AMERICA, N.A. SINGAPORE BRANCH as Singapore Administrative Agent, and the Lenders (as defined in the Credit Agreement), as the same may be amended and/or amended and restated from time to time, that causes the Administrative Agent (as defined in the Credit Agreement) to declare any or all of the Obligations (as defined in the Credit Agreement) to be immediately due and payable;
     4. Except as amended hereby, the Consignment Agreement and all agreements, instruments and documents executed in connection therewith shall remain in full force and effect and are in all respects hereby ratified and affirmed.
     5. Customer hereby reaffirms each representation, warranty and covenant set forth in the Consignment Agreement as if set forth herein in full.
     6. Customer acknowledges and confirms that there are currently no known defenses, claims or setoffs available to Customer which would operate to limit its obligations under the Consignment Agreement.
     7. Customer shall pay BANA the previously agreed-upon fee in connection with the preparation and implementation of this First Amendment and Agreement.
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IN WITNESS WHEREOF, the undersigned parties have caused this First Amendment and Agreement to be executed by their duly authorized officers as of the date first above written.
BANK OF AMERICA, N.A.
By: /s/ David R. Vega
David R. Vega
Senior Vice President
TECHNITROL, INC.
By: /s/ Drew A. Moyer
Drew A. Moyer
Sr. VP & CFO
AMI DODUCO, INC.
By: /s/ James M. Papada, III
James M. Papada, III
President
The above signatory has the authority to execute this First Amendment and Agreement and all future amendments to this Consignment Agreement on behalf of Technitrol, Inc.
TECHNITROL, INC.
By: /s/ Ann Marie Janus
Ann Marie Janus
Corporate Secretary
The above signatory has the authority to execute this First Amendment and Agreement and all future amendments to this Consignment Agreement on behalf of AMI Doduco, Inc.
AMI DODUCO, INC.
By: /s/ Drew A. Moyer
Drew A. Moyer
Secretary

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